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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 2000



                           POTOMAC ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



          OKLAHOMA                    000-09474                  73-1088064
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                     Identification No.)




       2601 N.W. EXPRESSWAY, SUITE 1100W
            OKLAHOMA CITY, OKLAHOMA                       73112-4605
    (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: (405)840-1427

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On May 19, 2000, a certificate of merger was filed with the Oklahoma Secretary of State merging Butte, Coal, Inc., a Utah corporation ("BCI."), with and into Potomac Energy Acquisition Corporation, an Oklahoma corporation ("Acquisition Corporation") and became a wholly-owned subsidiary of Potomac Energy Corporation. Butte was the surviving constituent corporation (the "Merger-Acquisition"). The Acquisition was completed in accordance with the Agreement and Plan of Merger by and between Potomac Energy Corporation and Butte Coal, Inc. dated March 31, 2000 (the "Merger Agreement"). Pursuant to the Merger Agreement, Potomac Energy Corporation (the "Company") agreed to issue and deliver 16,751,774 shares of the Company's common stock to the shareholders of Butte thereby making the shareholders of Butte the controlling shareholders of the Company. Furthermore, as of June 6th,2000, SunStar Holdings, Inc. ("SunStar"), an original Butte Coal, Inc. shareholder, has become the single largest shareholder of the Company. As a controlling shareholder, SunStar exercised its right to appoint new directors to the Company and some of the previous board members resigned.

         As a result of the Merger-Acquisition, the Company's principal offices will be relocated as of July 1, 2000 to 3168 Bel Air Drive, Las Vegas, NV 89109 and the telephone number is 702-792-8404.

         The following table presents certain information as to the beneficial ownership of the Company's common stock as adjusted to give effect to the Merger-Acquisition of (i) each person that beneficially owns more than five (5%) percent thereof, (ii) each one of the Company's executive officers and directors, and (iii) all executive officers and directors as a group. All persons listed have sole voting and investment power with respect to their shares, and there is no family relationship between the executive officers and directors.



                                                                                         SHARES        PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                                  BENEFICIALLY      BENEFICIALLY
------------------------------------                                                     OWNED          OWNED SHARES
                                                                                      ------------     -------------
Sun Star Holdings, Inc.(1).........................................                    11,474,965             61.6%
  3168 Bel Air Drive
  Las Vegas, Nevada 89109

Theolene D. Moon (1)...............................................                    11,474,965             61.6%
  3168 Bel Air Drive
  Las Vegas, Nevada 89109

Winfield Moon, Sr. (1).............................................                    11,474,965             61.6%
  3168 Bel Air Drive
  Las Vegas, Nevada 89109

Carl W. Swan(2)....................................................                       258,973              1.4%

Fred W. Young(3)...................................................                             0               *

Tim Shelby(4)......................................................                             0               *

Joseph Michaud (5).................................................                        22,532               *

Charles Kim (6)....................................................                             0               *

Patrick McCarrick(7)...............................................                             0               *

Executive Officers and Directors
  as a Group (Six persons)(8)......................................                       281,505              1.5%




------------------------------
*        Less than 1%.
(1) The shares beneficially owned and the percentage include 11,443,617 shares owned by SunStar Holdings, Inc., a Nevada corporation wholly owned by Theolene D. Moon. Theolene Moon is the wife of Winfield Moon, Sr. the Chief Executive Officer of Butte Coal, Inc., a wholly owned subsidiary of the Company. Mr. Moon is neither an officer nor a shareholder of the Parent Company.
(2) The shares beneficially owned and the percentage include 80,000 shares owned by Nona Swan, wife of Carl W. Swan, the Chairman of the Board of the Company.

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(3)      Fred W. Young is the President, Chief Executive Officer, Treasurer and
         Director of the Company.
(4)      Tim Shelby is a Director for the Company.
(5)      Joseph Michaud is a Director for the Company.
(6)      Charles Kim is a Director for the Company.
(7)      Patrick McCarrick is a Director for the Company.
(8) The shares beneficially owned and the percentage include the shares beneficially owned by Messrs Swan, Young, Shelby, Michaud, Kim and McCarrick, the Company's officers and Directors.

Prior to the Acquisition and Reverse Merger, Carl W. Swan was Chairman and
CEO of the Company. Gene Callaway was President and a Director of the Company, James Frazier was Vice President and Chief Financial Officer, Secretary and Director of the Company, Joseph Edward Michaud, Alvaro Cayzedo and Charles Newman were Directors for the Company.

BACKGROUND OF COMPANY EXECUTIVE OFFICERS AND DIRECTORS:

The following is a brief description of the business background of the executive officers and Directors of the Company:

         CARL W. SWAN is Chairman of the Board of Directors of the Company. Mr. Swan has been actively involved in all facets of the oil and gas industry since 1951. He co-founded and served as President and Chief Executive Officer and a Director of Basin Petroleum Corporation, which was a publicly held company that merged into Reserve Oil and Gas Corporation in 1976. Since 1976, Mr. Swan has operated Swan Petroleum Corporation, a privately held oil and gas exploration company involved in oil and gas drilling, exploration and refining. Mr. Swan has extensive oil and gas drilling and production experience in several foreign countries. Mr. Swan is a graduate of the University of New Mexico.

         FRED YOUNG, is President and Chief Executive Officer, and Treasurer of the Company. He has been the Secretary/Treasurer, Chief Financial Officer and a Director of BCI since 1998. Mr. Young is a retired banker of 35 years and has significant experience in Senior Management. He has served as president, CEO, and director of numerous banks, financial institutions and privately held companies. Additionally, he has extensive consulting experience in Europe and the United States.

         TIM SHELBY is a Director of the Company. Mr. Shelby is currently President and Chief Executive Officer of Paso Robles Tank, Inc., a private California corporation. Mr. Shelby has founded several construction companies in California including San Luis Piping Construction Co., Inc., West Coast Industrial Coatings, Inc., West Coast Tank, Piping and Construction Co., Inc. and continues to operates those business in Southern California. Mr. Shelby is a member of American Petroleum Institute, the American Water Works Association and Paso Robles Vintners & Growers Association. Mr. Shelby is a graduate of Fresno State University with a Bachelors of Science degree in business.

         JOSEPH EDWARD MICHAUD is a Director of the Company and an independent analyst of oil and gas properties and an investor in exploratory and development prospects. Mr. Michaud has in excess of 40 years experience in the oil and gas business, including extensive training as a petroleum engineer while employed by James A. Lewis Engineering, a leading consulting firm in reservoir analysis and property appraisals in the United States and Canada.

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         CHARLES KIM is a Director of the Company. Mr. Kim has been and continues to be an active leader in the Asian-American Community in Southern California. Mr. Kim is a naturalized U.S. citizen originally from Korea. In Korea, Mr. Kim served with the BLUE HOUSE. Mr. Kim is President of Sunny Investment Management Company and Founder of E & H Technology, Inc., a U.S. corporation focused on doing business in Korea.

         PATRICK MCCARRICK is a Director of the Company. He Co-founded Absolute Internet Marketing in 1997 and has served as CIO since inception. Prior to Absolute Internet, he was QA Coordinator for Memorial Sloan Kettering Cancer Center MSKCC Dept Of Radiology NYC, where he was in charge of a LAN system and Transcription QA Database Development. Prior to moving to NYC from Ireland Laboratories in 1993, Mr. McCarrick was a programmer for Abbott Pharmaceuticals (Ross Laborites (NYSE: ABT) head office in Ireland, where he developed Abbotts First RPG Gui Based Debuggers with a team of programmers from Abbott Plants World Wide. Mr. McCarrick has been one of the early visionaries behind Ivenue.com, a web based E-commerce solution for the SOHO (Small Office, Home Office) market. He co wrote the original business plan and programmed several of the modules behind the system. He later took on the role of creative direction, helping guide the Ivenue project to where it is today. Mr. McCarrick has extensive Internet experience, both in programming and business operations. Having designed both large and small Web Based Applications since 1993. Mr. McCarrick holds a BSc (Hons) IT degree from the University of Glamorgan, Wales, UK

BACKGROUND OF NON-OFFICER, NON-DIRECTOR CONTROL PERSONS:

The following is a brief description of the business background of individuals who are neither officers nor directors, but through their affiliation as shareholder act as "non-titled control persons" as defined by the 1934 securities act:

THEOLENE D. MOON, AGE 71, is the sole shareholder of SunStar Holding, Inc. the single largest shareholder of the Company. Mrs. Moon has been President of Birmingham Terminal (a "REIT") for over 20 years and was involved in the day-to-day operations of the business. The Trust manages over 40 properties in Real Estate investments in Alabama, California, Utah and Nevada, leasing, buying, selling and managing investments. Mrs. Moon is also the single largest shareholder of World Wide E-Commerce, a Nevada public corporation (NASDAQ: WEWC.OB). Theolene D. Moon is the wife of Winfield Moon, Sr.

WINFIELD MOON, SR., AGE 72, is spouse to Theolene D. Moon, the sole shareholder of SunStar Holding, Inc. the single largest shareholder of the Company. Mr. Moon started on his way to becoming an entrepreneur at the age of 19. From 1952 to 1960 he served under Governor James E. Folsom, Sr. in the Governor's Cabinet of Alabama, also served as the Governor's Campaign Manager. He served on the Board of Directors of the American National Bank of Birmingham, Alabama for 10 years. Mr. Moon owned and operated one of the largest distribution centers in the Southeast, owner of Lanson Industries Inc., Cullman Alabama, a manufacturer of federal munitions; a 25% ownership with Coach Paul "Bear" Bryant in Zeigler Meat Packing Co. Inc., owned and managed several Coal & Gas corporations in West Virginia including Alpha Coal Co. Inc., Pocahontas Coal and Gas, Inc. and Central Coal & Gas Co. Inc.; and was President and Chairman of the Board of several low sulfur coal corporations located in Utah, including Green River Coal, Factory Butte Coal, Horse Canyon Coal, Gayland Coal and Butte Coal. Coal production declined in several major coal-producing states in the east due to the high sulfur content. During the period of 1978 through 1981 Mr. Moon was active in real estate investments. More specifically the purchase of large farms and ranches in Central California and re-selling them after obtaining zoning changes to industrial and commercial real estate investments. Today some of those investments are now known as part of the Silicon Valley, California. In 1985, Mr. Moon was convicted of Conspiracy to Supercede Indictment, Obstruction of Justice and Failing to file income tax returns and was sentenced to six years at a Federal Correctional Camp and fined $50,000. Mr. Moon served three years for these felony convictions from June 14, 1986 to June 14, 1989 and was on probation for five years. Mr. Moon has paid all taxes and fines related to these felony charges and all tax liens have been released.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 19th, 2000, Butte Coal, Inc., a Utah Corporation.,("BCI") merged into Potomac Exploration Acquisition Corporation, an Oklahoma corporation ("Acquisition Corp."), and became a wholly-owned subsidiary of Potomac Energy Corporation (the "Merger-Acquisition"). The Merger-Acquisition was completed in accordance with

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the Agreement and Plan of Merger dated March 31st, 2000 (the "Merger
Agreement"). The Merger-Acquisition was accounted for as a reverse acquisition resulting in the Company being acquired by BCI under the purchase method of accounting. The Company and BCI are development stage enterprises. BCI is the owner of certain undeveloped coal leases located in Garfield County, Utah, otherwise known as the "Butte Properties". The Butte Properties cover 3,692.68 acres and have an estimated 71,736,000 tons of 12,480 BTU in-ground coal reserves based on independent third party reports dated March 11, 2000.

         Pursuant to the Merger Agreement, the Company issued and delivered 16,751,774 shares of the Company's common stock to the shareholders of BCI. The shares of common stock to be issued in connection with the Merger-Acquisition will be issued without registration pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, and applicable state securities acts.

         The Company, through its subsidiary BCI intends to sell its coal properties to foreign markets which are in need of the relatively high BTU coal reserves to meet current clean air standards. In addition, the Company intends to divest its other energy based assets including its 25% working interest in the Rosablanca and Montecristo Association Contracts with Seven Seas Petroleum, Inc., (AMEX: SEV) as well as its net 9% interest in the Thomas Oil Refinery owned and operated by Dolphin Industries, Inc., an Oklahoma corporation. From the sale of its assets, the Company hopes to be able to invest in emerging growth companies which will ultimately benefit all shareholders. There is no assurance that the Company will be able to sell its assets or to invest in emerging growth companies or, if successful, generate any revenue from the investment in such companies. As a result of the Merger-Acquisition, the Company's principal offices will be relocated as of July 1, 2000 to 3168 Bel Air Drive, Las Vegas, NV 89109 and the telephone number is 702-792-8404.

         In connection with the Merger-Acquisition and because of the nature of the assets of BCI, it is anticipated that the Merger-Acquisition will be accounted for on the basis of a reverse merger. If the facts and circumstances suggest that the value of the asset be adjusted an immediate expense or charge will be made and reported. Once adjusted, there can be no assurance that there will not be further adjustments for value and recoverability in future periods of such assets. Of the various factors to be considered by management of the Company in determining adjustments for value and recoverablity, the most significant will be (i) the market price of coal on the world markets, (ii) the ability or inability to mine reserves if not first sold to third parties, (iii) both foreign and U.S. competition, and
(iv) imposition of regulatory and or environmental requirements. In the event management of the Company determines that the assets have changed value or recoverability, the adjustments for value and recoverability may occur during a period of operations in which the Company has sustained losses or has only marginal profitability from operations, and the change in value and recoverability may increase such losses from operations or reduce profitability.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS AND EXHIBITS.

         As of the date of this filing with the Commission, it is impracticable to provide the required financial statements and pro forma financial information related to the acquisition of BCI by the Company, and there are no financial statements available for filing. It is anticipated that the financial statements and pro forma financial information will be filed with the Commission within approximately 60 days of this filing or as soon as practicable, but not later than August 10, 2000 (60 days after the date on which this report must be filed with the Commission).

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         (b)  PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information related to the acquisition of BCI by the Company will be filed with the Commission at such time that the financial statements are filed. See "(a) Financial Statements and Exhibits," above.

         (c) EXHIBITS.

         2.1 Agreement and Plan of Merger, amongst Registrant, Potomac Exploration Acquisition Corporation, Butte Coal, Inc. and Potomac Energy Corporation, Carl W. Swan, Winfield Moon, Sr. dated March 31st, 2000.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Potomac Energy.
                                     (Registrant)


                                     By: /s/ Fred W. Young
                                         --------------------------------------
                                         Fred W. Young
                                         President and Chief Executive Officer


Date: June 9, 2000






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